Exhibit 10.1

Certain identified information has been omitted from this exhibit because it is not material and of the type that the registrant treats as private or confidential. [***] indicates that information has been omitted.

TRANSAÇÃO	SETTLEMENT
ENTRE:	BETWEEN:

ELÓI SERAFIM ALVES FERREIRA, casado, [***], com [***], natural de [***], com o NIF [***], com domicílio na [***] (“Elói Ferreira”), neste ato representado por Carlos Alexandre Moreira Nunes Matias, portador do Cartão de Cidadão n.º [***], válido até [***], emitido pela República Portuguesa, na qualidade de Procurador, com poderes para a prática do ato;	ELÓI SERAFIM ALVES FERREIRA, married [***] to [***], born in [***], with Tax Identification Number (NIF) [***], residing at [***] (“Elói Ferreira”), hereby represented by Carlos Alexandre Moreira Nunes Matias, holder of Citizen Card No. [***], valid until [***], issued by the Portuguese Republic, in the capacity of attorney, with the authority to perform the act;

EFFORT PREMIER SOLUTIONS, LDA., pessoa coletiva número 503.910.996, com sede na Avenida Júlio Graça, n.º 633, 1.º, 4480-672 Vila do Conde (“Effort”), neste ato representada por Carlos Alexandre Moreira Nunes Matias, portador do Cartão de Cidadão n.º [***], válido até [***], emitido pela República Portuguesa, na qualidade de Procurador, com poderes para a prática do ato;	EFFORT PREMIER SOLUTIONS, LDA., corporate entity number 503.910.996, with registered office at Avenida Júlio Graça, No. 633, 1st Floor, 4480-672 Vila do Conde (“Effort”), hereby represented by Carlos Alexandre Moreira Nunes Matias, holder of Citizen Card No. [***], valid until [***], issued by the Portuguese Republic, in the capacity of attorney, with the authority to perform the act;

ATLANTIPRESTÍGIO – IMOBILIÁRIA, S.A., pessoa coletiva número 510.452.680, com sede na Avenida Júlio Graça, n.º 633, 1.º, 4480-672 Vila do Conde (“Atlantiprestígio”), neste ato representada por Carlos Alexandre Moreira Nunes Matias, portador do Cartão de Cidadão n.º [***], válido até [***], emitido pela República Portuguesa, na qualidade de Procurador, com poderes para a prática do ato;	ATLANTIPRESTÍGIO – IMOBILIÁRIA, S.A., corporate entity number 510.452.680, with registered office at Avenida Júlio Graça, No. 633, 1st Floor, 4480-672 Vila do Conde (“Atlantiprestígio”), hereby represented by Carlos Alexandre Moreira Nunes Matias, holder of Citizen Card No. [***], valid until [***], issued by the Portuguese Republic, in the capacity of attorney, with the authority to perform the act;

ASTRONOVA PORTUGAL, UNIPESSOAL, LDA., pessoa coletiva número 518.151.719, com sede na Av. Miguel Bombarda, n.º 4, 1.º, 1000-208 Lisboa (“ANI PT”), neste ato representada por Thomas Dewayne De Byle, portador do Passaporte n.º [***], válido até [***], emitido pelo Departamento de Estado dos Estados Unidos da América, na qualidade de gerente, com poderes para a prática do ato;	ASTRONOVA PORTUGAL, UNIPESSOAL, LDA., corporate entity number 518.151.719, with registered office at Av. Miguel Bombarda, No. 4, 1st Floor, 1000-208 Lisbon (“ANI PT”), hereby represented by Thomas Dewayne De Byle, holder of Passport [***], valid until [***], issued by the United States Department of State, in his capacity as Manager, with the authority to perform the act;

ASTRONOVA, INC., com sede em 600 East Greenwich Avenue, West Warwick, Rhode Island 02893, Estados Unidos da América, com o número de entidade equiparada 980.825.415 (“ANI Inc.”), neste ato representada por Thomas Dewayne De Byle, portador do Passaporte n.º [***], válido até [***], emitido pelo Departamento de Estado dos Estados Unidos da América, na qualidade de Procurador, com poderes para a prática do ato;	ASTRONOVA, INC., with its registered office at 600 East Greenwich Avenue, West Warwick, Rhode Island 02893, United States of America, with equivalent entity number 980.825.415 (“ANI Inc.”), hereby represented by Thomas Dewayne De Byle, holder of Passport No. [***], valid until [***], issued by the United States Department of State, in the capacity of attorney, with the authority to perform the act;

MTEX NEW SOLUTION, S.A., pessoa coletiva número 510.151.957, com sede na Rua Academia FC Famalicão, n.º 272, 4760-482 Esmeriz (“MTEX”), neste ato representada por Thomas Dewayne De Byle, portador do Passaporte n.º [***], válido até [***], emitido pelo Departamento de Estado dos Estados Unidos da América, na qualidade de Administrador, com poderes para a prática do ato;	MTEX NEW SOLUTION, S.A., corporate entity number 510.151.957, with registered office at Rua Academia FC Famalicão, No. 272, 4760-482 Esmeriz (“MTEX”), hereby represented by Thomas Dewayne De Byle, holder of Passport No. [***], valid until [***], issued by the United States Department of State, in his capacity as Director, with the authority to perform the act;

Todas, em conjunto, designadas por “Partes”	Collectively referred to as the “Parties”

CONSIDERANDO QUE:	WHEREAS:

a)  Encontra-se pendente, junto do Centro de Arbitragem Comercial do Instituto de Arbitragem Comercial, o Processo n.º 02/2025, em que são Demandantes Elói Ferreira e a Effort, e Demandadas a ANI PT e a ANI Inc. (“Processo de Arbitragem”);

a)  Case No. 02/2025 is pending before the Commercial Arbitration Center of the Institute of Commercial Arbitration, in which Elói Ferreira and Effort are Claimants, and ANI PT and ANI Inc. are Defendants (“Arbitration Proceeding”);

b) No Processo de Arbitragem, Demandantes e Demandadas deduziram, a final, pedidos de condenação da parte contrária;	b) In the Arbitration Proceeding, the Claimants and Defendants filed claims seeking an order against the opposing party;

c)  A ANI PT instaurou um procedimento cautelar de arresto contra Elói Ferreira, a Effort e a Atlantiprestígio, que corre termos no Juízo Central Cível de Guimarães – Juiz 3, sob o número de processo 335/26.2T8GMR (“Procedimento Cautelar de Arresto”);

c)  ANI PT initiated a preventive seizure proceeding against Elói Ferreira, Effort, and Atlantiprestígio, which is pending before the Central Civil Court of Guimarães – Judge 3, under case number 335/26.2T8GMR (“Preventive Seizure Proceeding”);

d)  A Atlantiprestígio é proprietária do prédio urbano denominado “Lote 17”, sito em Três Caminhos, Rua dos Três Caminhos, com a composição “Armazém destinado a atividade industrial”, descrito na Conservatória do Registo Predial de Vila Nova de Famalicão sob o n.º 1258 da freguesia de Esmeriz, inscrito na matriz predial da União de Freguesias de Esmeriz e Cabeçudos, concelho de Vila Nova de Famalicão, distrito de Braga sob o artigo 1409.º (“Imóvel”);

d)  Atlantiprestígio is the owner of the urban property known as “Lot 17,” located in Três Caminhos, Rua dos Três Caminhos, classified as “Warehouse intended for industrial activity,” described in the Land Registry Office of Vila Nova de Famalicão under No. 1258 of the parish of Esmeriz, registered in the land registry of the Union of Parishes of Esmeriz and Cabeçudos, municipality of Vila Nova de Famalicão, district of Braga under Article 1409 (“Property”);

e) O Imóvel é objeto de um contrato de arrendamento celebrado entre a Atlantiprestígio e a MTEX (“Contrato de Arrendamento”);	e) The Property is the subject of a lease agreement entered into between Atlantiprestígio and MTEX (“Lease Agreement”);

f)   As Partes pretendem celebrar um acordo global que ponha termo ao Processo de Arbitragem e ao Procedimento Cautelar de Arresto (“Processos”), bem como quitar, reciprocamente, todas as responsabilidades decorrentes do Share Purchase Agreement (SPA), do Transitional Management Agreement (TMA) e do Contrato de Arrendamento, incluindo as obrigações decorrentes dos anexos de cada um desses contratos;

f)   The Parties intend to enter into a comprehensive agreement to terminate the Arbitration Proceeding and the Preventive Seizure Proceeding (“Legal Proceedings”), as well as to mutually discharge all liabilities arising from the Share Purchase Agreement (SPA), the Transitional Management Agreement (TMA), and the Lease Agreement, including the obligations arising from the annexes to each of those contracts;

As partes, nos termos e ao abrigo do disposto nos artigos 1248.º e 1250.º do Código Civil (CC), celebram a presente transação, que se rege pelos Considerandos supra e pelas Cláusulas Seguintes:	The parties, pursuant to and under the provisions of Articles 1248 and 1250 of the Civil Code (CC), enter this settlement, which is governed by the foregoing Recitals and the following Clauses:

CLÁUSULA PRIMEIRA	FIRST CLAUSE

Transação	Settlement

1. Nos demais termos do Anexo I à presente transação, que faz parte integrante da presente Transação e que se considera igualmente assinado pelas partes ali intervenientes, a ANI PT reduz os pedidos deduzidos no Processo de Arbitragem contra Elói Ferreira e a Effort para a quantia global de € 2.500.000,00 (dois milhões e quinhentos mil euros), quantia da qual estes se confessam solidariamente devedores perante a ANI PT e cujo pagamento é realizado nos termos descritos na Cláusula Segunda.	1. Subject to the terms of Annex I to this Settlement, which forms an integral part of this Settlement and is deemed to have been signed by the parties thereto, ANI PT reduces the claims asserted in the Arbitration Proceeding against Elói Ferreira and Effort to a total amount of €2,500,000.00 (two million five hundred thousand euros), an amount for which they admit to being jointly and severally liable to ANI PT and which shall be paid in accordance with the terms described in Clause Two.

2. Nos demais termos do Anexo I à presente transação, os Demandantes Effort e Elói Ferreira desistem integralmente de todos os pedidos deduzidos contra as Demandadas ANI PT e ANI INC no Processo de Arbitragem.	2. Subject to the remaining terms of Annex I to this Settlement, the Claimants Effort and Elói Ferreira fully withdraw all claims brought against the Defendants ANI PT and ANI INC in the Arbitration Proceeding.

3. Nos demais termos do Anexo II à presente transação, a Requerente ANI PT desiste do Procedimento Cautelar de Arresto assegurando a sua extinção.	3. Subject to the remaining terms of Annex II to this Settlement, the Claimant ANI PT withdraws from the Preventive Seizure Proceeding, thereby ensuring their termination.

4. Realizado o pagamento da quantia fixada no número um da presente Cláusula, mediante a transmissão definitiva do Imóvel para a titularidade da ANI PT, as Partes dão quitação recíproca de todos os demais pedidos formulados no Processo de Arbitragem nos termos da Cláusula Terceira.	4. Upon payment of the amount set forth in paragraph one of this Clause, following the definitive transfer of the Property to ANI PT, the Parties mutually release each other from all other claims made in the Arbitration Proceeding pursuant to Clause Three.

CLAÚSULA SEGUNDA	SECOND CLAUSE

Dação em pagamento	Payment in lieu

1. O pagamento da quantia de € 2.500.000,00 à ANI PT é realizado por dação em pagamento do Imóvel, pela Atlantiprestígio à ANI PT, nos termos da Escritura Pública que integra a presente transação (imóvel esse cujo valor as Partes, por acordo, consideram ser adequado e suficiente ao pagamento da dívida de € 2.500.000,00).

2. A ANI PT conhece o estado físico em que o Imóvel se encontra, que aceita, integralmente e sem quaisquer reservas (em especial, para efeitos da dação em pagamento acordada na presente Transação), não podendo reclamar quaisquer defeitos, nem exigir qualquer reparação ou indemnização.

1. Payment of the amount of € 2,500,000.00 to ANI PT shall be made by way of payment in lieu of the Property by Atlantiprestígio to ANI PT, pursuant to the Public Deed forming part of this Settlement (the value of which the Parties agree to consider to be adequate and sufficient to settle the debt of € 2,500,000.00).

2. ANI PT is aware of the physical condition of the Property, which ANI PT accepts, in full and without any reservations (for the purposes of payment in lieu agreed upon in this Transaction), and ANI PT may not claim any defects, nor demand any repair, or compensation.

3. O Imóvel é transmitido à ANI PT livre de quaisquer ónus, encargos, ou responsabilidades, seja de que natureza for, com exceção das inscrições de arresto a favor da própria ANI PT, correspondentes à AP. 3081 de 2025/11/28 e à AP. 177 de 2026/02/17 e do Contrato de Arrendamento referido no Considerando E supra.	3. The Property is transferred to ANI PT free of any encumbrances, charges, or liabilities of any nature whatsoever, with the exception of the attachments in favor of ANI PT itself, corresponding to AP. 3081 of 11/28/2025 and AP. 177 of 02/17/2026, and the Lease Agreement referred to in Recital E above.

4. A Atlantiprestígio, Effort e Elói Ferreira declaram e garantem solidariamente que:	4. Atlantiprestígio, Effort, and Elói Ferreira jointly declare and warrant that:

a)  Com exceção dos ónus identificados no número 3 da presente cláusula, inexistem quaisquer outros ónus, encargos, direitos e/ou responsabilidades que coloquem em causa a livre transmissão e registo definitivo do Imóvel para a ANI PT.

a)  With the exception of the encumbrances identified in number 3 of this clause, there are no other encumbrances, charges, rights, and/or liabilities that would jeopardize the free transfer and definitive registration of the Property to ANI PT.

b)  Não existe qualquer tipo de restrição ou servidão, de natureza pública ou privada, sobre o Imóvel e que não existem, nem estão iminentes, quaisquer notificações, reclamações, ações ou processos judiciais, arbitragens ou procedimentos de qualquer natureza, que tenham por objeto ou que possam vir a afetar os direitos da Atlantiprestígio sobre o Imóvel.

b)  There are no restrictions or easements of any kind, whether public or private, on the Property, and there are no notifications, claims, lawsuits, legal proceedings, arbitrations, or proceedings of any nature, either existing or imminent, that have as their object or that may affect Atlantiprestígio’s rights to the Property.

c)  Não existem quaisquer outros contratos relativos ao Imóvel que titulem a sua transmissão ou promessa de transmissão, nomeadamente contratos promessa ou contratos definitivos de compra e venda, de oneração ou de constituição de encargos ou responsabilidades de qualquer natureza sobre o Imóvel.

c)  There are no other contracts relating to the Property that provide for its transfer or promise of transfer, namely preliminary or definitive contracts of sale, encumbrance, or the creation of charges or liabilities of any nature on the Property.

d)  Não existem quaisquer dívidas, responsabilidades ou encargos fiscais ou parafiscais perante o Estado, a Câmara Municipal ou qualquer outra entidade pública, respeitantes a impostos, derramas, taxas ou contribuições de qualquer natureza, decorrentes da aquisição, uso, fruição ou titularidade do Imóvel.

d)  There are no debts, liabilities, or tax or quasi-tax charges owed to the State, the City Council, or any other public entity, relating to taxes, surcharges, fees, or contributions of any nature arising from the acquisition, use, enjoyment, or ownership of the Property.

e) Não se encontra em curso qualquer litígio judicial ou extrajudicial, atual ou potencial, em que se discuta a titularidade do direito de propriedade do Imóvel.	e) There is no ongoing judicial or extrajudicial dispute, current or potential, in which the ownership of the Property is in question.

f) Não omitiram factos ou informação à ANI PT, ANI INC. e MTEX que pudesse tornar a informação disponibilizada nesta cláusula relativamente ao Imóvel como incorreta, incompleta ou errónea.	f) No facts or information have been omitted from ANI PT, ANI INC., and MTEX that could render the information provided in this clause regarding the Property incorrect, incomplete, or erroneous.

g)  Com exceção do direito legal de preferência da MTEX, na qualidade de arrendatária do Imóvel, não há quaisquer direitos de preferência contratuais ou legais de que possa vir a resultar o comprometimento da validade e eficácia da dação em pagamento do Imóvel à ANI PT.

g)  Except for MTEX’s statutory right of first refusal, in its capacity as tenant of the Property, there are no contractual or statutory rights of first refusal that could compromise the validity and effectiveness of the transfer of the Property to ANI PT in lieu of payment.

h)  Não se encontram em situação de insolvência (atual ou iminente), e, consequentemente, não existe nenhuma circunstância que permita a terceiros requerer a resolução do presente Contrato e da dação em pagamento em benefício destes ou da massa insolvente.

h)  They are not in a state of insolvency (current or imminent), and, consequently, there are no circumstances that would allow third parties to request the termination of this Agreement and the transfer of ownership in lieu of payment for their benefit or for the benefit of the estate.

i) Têm pagas e em dia as suas contribuições à Segurança Social, assim como quaisquer taxas ou impostos perante a Autoridade Tributária.	i) Have paid their Social Security contributions in full and on time, as well as any fees or taxes owed to the Tax Authority.

j)   A Atlantiprestígio tem capacidade para pagar a todos os seus credores e pagará, no vencimento, todos os seus débitos vencidos e exigíveis perante todos os seus legítimos credores, obrigando-se, solidariamente com Elói Ferreira e a Effort, a evitar que os seus credores invoquem a invalidade, ineficácia ou resolução em benefício da massa da dação em pagamento do imóvel à ANI PT.

j)   Atlantiprestígio has the capacity to pay all its creditors and shall pay, when due, all its matured and payable debts owed to all its lawful creditors, undertaking, jointly and severally with Elói Ferreira and Effort, to prevent its creditors from invoking the invalidity, ineffectiveness or the termination for the benefit of the insolvency estate of the transfer in lieu of payment of the property to ANI PT.

k)  Têm conhecimento que os termos e condições da presente Transação, designadamente as declarações e garantias prestadas na presente Cláusula, foram essenciais para a decisão de contratar e assunção das correlativas obrigações pela ANI PT, ANI INC. e MTEX, sem as quais não teriam celebrado a presente Transação.

k)  They are aware that the terms and conditions of this Settlement, namely the representations and warranties provided in this Clause, were essential to the decision to enter into the agreement and the assumption of the corresponding obligations by ANI PT, ANI INC., and MTEX, without which they would not have entered into this Settlement.

5. Uma vez que, nos termos da presente Transação, o Imóvel será transmitido à ANI PT, sua acionista única, a MTEX renuncia expressamente ao direito legal de preferência na dação em pagamento do Imóvel à ANI PT, no pressuposto essencial da sua declaração de vontade de que inexistem outros que possam exercer direito de preferência.	5. Since, pursuant to this Settlement, the Property shall be transferred to ANI PT, its sole shareholder, MTEX hereby expressly waives its statutory right of first refusal regarding the transfer of the Property to ANI PT in lieu of payment, based on the essential assumption underlying its declaration of intent that no other persons or entities exist who may exercise any right of first refusal.

6. A Atlantiprestígio, a Effort e Elói Ferreira assumem, total e solidariamente, responsabilidade por qualquer imposto, multa ou outra penalidade relativa ao Imóvel que respeite a período anterior à outorga da escritura de dação em pagamento, mesmo que reclamado após a sua outorga, com exceção das prestações de IMI que se vençam a partir da data da outorga da escritura de dação em pagamento relativas ao ano de 2025, que serão suportadas pela ANI PT, responsabilizando-se pelo pagamento de todas e quaisquer quantias que sejam devidas a entidades públicas ou terceiros, comprometendo-se a tomar as medidas necessárias com vista a impedir um arresto ou processo judicial análogo suscetível de afetar o seu direito sobre o Imóvel.	6. Atlantiprestígio, Effort, and Elói Ferreira jointly and severally assume full responsibility for any tax, fine, or other penalty related to the Property that pertains to the period prior to the execution of the deed of payment in kind, even if claimed after its execution, except for the IMI instalments falling due from the date of execution of the deed in lieu of payment relating to the year 2025, which shall be borne by ANI PT, and shall be liable for the payment of any and all amounts owed to public entities or third parties, undertaking to take the necessary measures to prevent any attachment or similar legal proceeding that could affect their rights to the Property.

7. A(s) violação(ões) judicialmente declarada(s) das declarações e garantias previstas no número 4. e/ou da obrigação assumida nos termos do n.º 6 da presente Cláusula determina a obrigação de a Atlantiprestígio, Elói Ferreira e a Effort, solidariamente, indemnizarem a ANI PT pelos danos efetivamente sofridos, até ao limite de € 2.500.000,00 (dois milhões e quinhentos mil euros).	7. Any judicially declared breach(es) of the representations and warranties set forth in number 4. and/or of the obligation undertaken in number 6 of this Clause shall give rise to an obligation of Atlantiprestígio, Elói Ferreira and Effort jointly and severally, to indemnify ANI PT for the effective damages suffered, up to a limit of € 2,500,000.00 (two million five hundred thousand euros).

CLAÚSULA TERCEIRA	THIRD CLAUSE

Quitação recíproca	Mutual Release

1. Condicionado à transmissão do Imóvel para a titularidade da ANI PT e ao respetivo registo definitivo a seu favor nos termos da presente Transação e limitadas pelo disposto no número 7 da Cláusula anterior, tanto a ANI PT, a ANI INC. e a MTEX, em seu próprio nome e em nome de cada um dos seus respetivos sucessores, cessionários, sociedades participadas, subsidiárias e afiliadas (em conjunto, os “Representantes de Renúncia da ANI”), por este meio, de forma irrevogável, incondicional, voluntária, consciente, plena, definitiva, total e permanente, exoneram e isentam Elói Ferreira, Effort e a Atlantiprestígio, bem como todos os seus respetivos sucessores, cessionários, sociedades participadas, subsidiárias e afiliadas, e antecessores e os seus atuais e antigos proprietários, sócios, acionistas, administradores, diretores, gerentes, funcionários, agentes, advogados,	1. Subject to the transfer of the Property to ANI PT and its definitive registration in its name pursuant to this Settlement, and subject to the provisions of paragraph 7 of the preceding Clause, each of ANI PT, ANI INC., and MTEX, on its own behalf, and on behalf of each of their respective successors, assignees, participated companies, subsidiary, and affiliates (collectively, the “ANI Release Representatives”), does hereby irrevocably, unconditionally, voluntarily, knowingly, fully, finally, and completely forever release and discharge Elói Ferreira, Effort, and Atlantiprestígio, and all of their respective successors, assignees, participated companies, subsidiary, and affiliates, and predecessors and their present and former owners, members, stockholders, officers, directors, managers, employees, agents, attorneys, representatives, successors, beneficiaries, heirs and assignees,

representantes, sucessores, beneficiários, herdeiros e cessionários, individual e conjuntamente (as “Partes Exoneradas da Effort”), de responsabilidades de qualquer tipo, contra e no que diz respeito a todas e quaisquer ações, contas, acordos, causas de pedir, queixas administrativas, civis ou criminais, acusações, reclamações, convénios, contratos, custos, danos, exigências, dívidas, defesas, deveres, despesas, execuções, honorários, lesões, juros, sentenças, responsabilidades, obrigações, penalidades, promessas, reembolsos, reparações, processos, quantias monetárias e delitos civis, (incluindo, sem limitar, reclamações por incumprimento contratual, violação de dever fiduciário, negligência, violação de deveres legais, reclamações de fiança, indemnizações compensatórias, defeitos de projeto e/ou construção, defeitos de patente, juros, penalidades, indemnizações punitivas, reclamações por atraso, indemnizações por perdas e danos, execução específica, medidas cautelares ou declaratórias, custas, honorários de advogados e/ou honorários de peritos), de qualquer tipo ou natureza, quer sejam de direito, de equidade ou de outra natureza, diretas ou indiretas, fixas ou contingentes, previsíveis ou	individually and collectively (the “Effort Released Parties”), from any liabilities whatsoever, against and with respect to any and all actions, accounts, agreements, causes of action, administrative, civil, or criminal complaints, charges, claims, covenants, contracts, costs, damages, demands, debts, defenses, duties, expenses, executions, fees, injuries, interest, judgments, liabilities, obligations, penalties, promises, reimbursements, remedies, suits, sums of money, and torts, (including without limitation claims for breach of contract, breach of fiduciary duty, negligence, breach of statutory duties, surety bond claims, compensatory damages, defective design and/or construction, patent defects, interest, penalties, punitive damages, delay claims, liquidated damages, specific performance, injunctive or declaratory relief, costs, attorneys’ fees and/or expert fees), of whatever kind or character, whether in law, equity or otherwise, direct or indirect, fixed or contingent, foreseeable or unforeseeable, liquidated or unliquidated, known or unknown, matured or unmatured, absolute or contingent, determined or determinable, that any of ANI PT, ANI INC., and MTEX or any of the ANI Release

imprevisíveis, liquidadas ou não liquidadas, conhecidas ou desconhecidas, vencidas ou não vencidas, absolutas ou contingentes, determinadas ou determináveis, que a ANI PT, a ANI INC. e a MTEX ou qualquer um dos Representantes de Renúncia da ANI tenha tido, tenha agora ou venha a ter ou adquirir contra as Partes Exoneradas da Effort, decorrentes de ou de alguma forma relacionadas, direta ou indiretamente, com qualquer assunto, causa ou coisa, ato ou omissão de qualquer natureza ocorrida até à data da presente Transação (inclusive), incluindo, sem limitar, qualquer reclamação relacionada com ou decorrente do SPA, do TMA e/ou do Contrato de Arrendamento. Sem prejuízo do atrás referido, nada na presente Cláusula Terceira, número 1, terá por efeito isentar ou exonerar as obrigações, convénios e acordos das Partes Exoneradas da Effort ao abrigo da presente Transação.	Representatives ever had, or now have, or may hereafter have or acquire, against the Effort Released Parties that arise out of or in any way relate, directly or indirectly, to any matter, cause or thing, act or failure to act whatsoever occurring at any time on or prior to the date of this Settlement, including, without limitation, any claim relating to or arising out of the SPA, the TMA, and or Lease Agreement. Notwithstanding the foregoing, nothing in this Third Clause, Section 1 shall operate to release or discharge the obligations, covenants and agreements of the Effort Released Parties under this Settlement.

2. A MTEX, por si e por instruções escritas da ANI PT no contexto da presente Transação, declara renunciar aos direitos que o artigo 502.º do Código das Sociedades Comerciais confere à MTEX contra a Effort.	2. MTEX, on its own behalf and pursuant to written instructions from ANI PT and in the context of this Settlement, hereby waives the rights conferred upon MTEX against Effort under Article 502 of the Commercial Companies Code.

3. A quitação declarada nos números 1 e 2 da presente cláusula só produzirá efeitos após o registo definitivo do Imóvel a favor da ANI PT, sem pendências de apresentação ou aceitação, sem registos provisórios e sem reclamações ou impugnações incidentes sobre o registo ou outros atos análogos, nos termos legais aplicáveis.	3. The release declared in number 1 and 2 of the present clause shall only take effect after the definitive registration of the Property in favor of ANI PT, without any pending submissions or acceptances, without provisional registrations, and without any claims or challenges regarding the registration or other similar acts, in accordance with applicable law.

4. Operado o registo definitivo do Imóvel para a titularidade da ANI PT, tanto Elói Ferreira, a Effort e a Atlantiprestígio, em seu próprio nome e em nome de cada um dos seus respetivos sucessores, cessionários, sociedades participadas, subsidiárias e afiliadas (em conjunto, os “Representantes da Renúncia da Effort”), por este meio, de forma irrevogável, incondicional, voluntária, consciente, plena, definitiva, total e permanente, isentam e exoneram para sempre a ANI PT, a ANI INC. e a MTEX, bem como todos os seus respetivos sucessores, cessionários, sociedades participadas, e antecessores e os seus atuais e antigos proprietários, sócios, acionistas, administradores, diretores, gerentes, funcionários, agentes, advogados, representantes, sucessores, beneficiários, herdeiros e cessionários, individual e	4. Upon the final registration of the Property in the name of ANI PT, each of Elói Ferreira, Effort, and Atlantiprestígio, on its own behalf, and on behalf of each of their respective successors, assignees, participated companies, subsidiary, and affiliates (collectively, the “Effort Release Representatives”), does hereby irrevocably, unconditionally, voluntarily, knowingly, fully, finally, and completely forever release and discharge ANI PT, ANI INC., and MTEX, and all of their respective successors, assignees, participated companies, and predecessors and their present and former owners, members, stockholders, officers, directors, managers, employees, agents, attorneys, representatives, successors, beneficiaries, heirs and assigns, individually and collectively (the “ANI Released Parties”), from any liabilities whatsoever, against and with respect to any and all actions,

conjuntamente (as “Partes Exoneradas da ANI”), de responsabilidades de qualquer tipo, contra e no que diz respeito a todas e quaisquer ações, contas, acordos, causas de pedir, queixas administrativas, civis ou criminais, acusações, reclamações, convénios, contratos, custos, danos, exigências, dívidas, defesas, deveres, despesas, execuções, honorários, lesões, juros, sentenças, responsabilidades, obrigações, penalidades, promessas, reembolsos, reparações, processos, quantias monetárias e delitos civis (incluindo, sem limitar, reclamações por incumprimento contratual, violação de dever fiduciário, negligência, violação de deveres legais, reclamações de fiança, danos compensatórios, defeitos de projeto e/ou construção, defeitos de patente, juros, penalidades, danos punitivos, reclamações por atraso, indemnizações por perdas e danos, execução específica, medidas cautelares ou declaratórias, custos, honorários de advogados e/ou honorários de peritos), de qualquer tipo ou natureza, sejam elas de direito, equidade ou de outra forma, diretas ou indiretas, fixas ou contingentes, previsíveis ou imprevisíveis, liquidados ou não liquidados, conhecidos ou desconhecidos, vencidos ou não vencidos, absolutos ou contingentes,	accounts, agreements, causes of action, administrative, civil and criminal complaints, charges, claims, covenants, contracts, costs, damages, demands, debts, defenses, duties, expenses, executions, fees, injuries, interest, judgments, liabilities, obligations, penalties, promises, reimbursements, remedies, suits, sums of money, and torts, (including without limitation claims for breach of contract, breach of fiduciary duty, negligence, breach of statutory duties, surety bond claims, compensatory damages, defective design and/or construction, patent defects, interest, penalties, punitive damages, delay claims, liquidated damages, specific performance, injunctive or declaratory relief, costs, attorneys’ fees and/or expert fees), of whatever kind or character, whether in law, equity or otherwise, direct or indirect, fixed or contingent, foreseeable or unforeseeable, liquidated or unliquidated, known or unknown, matured or unmatured, absolute or contingent, determined or determinable, that any of Elói Ferreira, Effort, and Atlantiprestígio or any of the Effort Release Representatives ever had, or now have, or may hereafter have or acquire, against the ANI Released Parties that arise out of or in any way relate, directly or indirectly, to any

determinados ou determináveis, que Elói Ferreira, Effort e Atlantiprestígio ou qualquer um dos Representantes de Renúncia da Effort alguma vez teve, ou tem atualmente, ou possa vir a ter ou adquirir, contra as Partes Exoneradas da ANI que decorram de ou estejam de alguma forma relacionados, direta ou indiretamente, a qualquer assunto, causa ou coisa, ato ou omissão de qualquer natureza ocorrida até à data da presente Transação (inclusive), incluindo, sem limitar, qualquer reclamação relacionada com ou decorrente do SPA, do TMA e/ou do Contrato de Arrendamento, ou dos respetivos anexos. Sem prejuízo do atrás referido, nada na presente Cláusula Terceira, n.º 4, terá por efeito isentar ou exonerar as obrigações, convénios e acordos das Partes Exoneradas da ANI ao abrigo da presente Transação.	matter, cause or thing, act or failure to act whatsoever occurring at any time on or prior to the date of this Settlement, including, without limitation, any claim relating to or arising out of the SPA, the TMA, and or Lease Agreement, or the respective annexes. Notwithstanding the foregoing, nothing in this Third Clause, Number 4 shall operate to release or discharge the obligations, covenants and agreements of the ANI Released Parties under this Settlement.

5. A fim de evitar dúvidas, as partes declaram e reconhecem expressamente que a quantia correspondente ao Holdback Amount (previsto nas cláusulas 2.5 e 2.6 do Share Purchase Agreement) não será libertada pela Demandada ANI PT, que tem o direito de a fazer definitivamente sua, independentemente do desfecho dos litígios a que tal montante diz respeito.	5. For the avoidance of doubt, the parties expressly declare and acknowledge that the amount corresponding to the Holdback Amount (provided for in clauses 2.5 and 2.6 of the Share Purchase Agreement) shall not be released by the Defendant ANI PT, which has the right to retain it permanently, regardless of the outcome of the disputes to which such amount relates.

CLAÚSULA QUARTA	CLAUSE FOUR

Libertação de garantias pessoais	Release of Personal Guarantees

1. A ANI PT e a ANI INC. obrigam-se a, simultaneamente à outorga da Escritura de Dação em Pagamento, assegurar a libertação das garantias pessoais de Elói Ferreira e [***] prestadas aos contratos de empréstimo celebrados pela MTEX junto da Caixa de Crédito Agrícola Mútuo de Beira Douro e Lafões, C.R.L. e BPI Leasing e, bem assim, a assegurar a confirmação, com a maior brevidade possível, do cancelamento e inutilização ou devolução de todas as demais garantias pessoais que hajam sido prestadas a outros contratos de empréstimo celebrados pela MTEX, a saber junto do BCP e junto do BPI, relativos aos contratos de Factoring e Confirming.	1. ANI PT and ANI INC. undertake, simultaneously with the execution of the Deed in Lieu of Payment, to ensure the release of the personal guarantees provided by Elói Ferreira and [***] for the loan agreements entered into by MTEX with Caixa de Crédito Agrícola Mútuo de Beira Douro e Lafões, C.R.L. and BPI Leasing, and, furthermore, to ensure that the cancellation and cancellation or return of all other such personal guarantees provided in connection with other loan agreements entered into by MTEX — namely with BCP and with BPI regarding the Factoring and Confirming Contracts — are confirmed as soon as possible.

2. Para os efeitos previstos no número anterior, a MTEX dá, nesta data, ordem irrevogável à Caixa de Crédito Agrícola Mútuo de Beira Douro e Lafões, C.R.L. para amortizar integralmente os empréstimos com os números [***] e [***] por débito na conta à ordem n.º [***], junto da mesma instituição, devidamente provisionada para o efeito, e mais declara extinguir definitivamente os referidos empréstimos, conforme ordem e extrato que se juntam como Anexo III à presente Transação.	2. For the purposes set out in the preceding number, MTEX hereby gives an irrevocable instruction to Caixa de Crédito Agrícola Mútuo de Beira Douro e Lafões, C.R.L. to fully repay the loans numbered [***] and [***], by debiting the bank account n.º [***], held with the same institution and duly funded for such purpose, and further declares the definitive discharge of the aforementioned loans, pursuant to the instruction and statement attached hereto as Annex III to this Settlement.

3. Também para os efeitos previstos no n.º 1 da presente Cláusula, a MTEX dá, nesta data, ordem irrevogável à BPI Leasing para amortizar integralmente o Leasing Automóvel n.º [***], mediante débito na conta à ordem n.º [***] junto da mesma instituição, devidamente provisionada para o efeito, conforme ordem e extrato que se juntam como Anexo IV à presente Transação.	3. Also for the purposes set forth in number 1 of this Clause, MTEX hereby issues an irrevocable order to BPI Leasing to fully repay Car Lease No. [***] by debiting the bank account n.º [***] held with the same institution, which has been duly funded for this purpose, in accordance with the order and statement attached as Annex IV to this Settlement.

CLAÚSULA QUINTA	CLAUSE FIVE

Libertação de caução relativa ao Contrato de	Release of Security Deposit Related to the

Arrendamento	Lease Agreement

Sujeito ao registo definitivo do Imóvel para a titularidade da ANI PT, a Atlantiprestígio declara renunciar ao recebimento de qualquer quantia relativa ao Contrato de Arrendamento e ao Imóvel e mais autoriza expressamente a Caixa Geral de Depósitos, S.A. a restituir à MTEX a quantia de € 17.100,00 (dezassete mil e cem euros), que se encontra depositada na conta bancária junto daquela instituição bancária com o n.º [***], a título de caução, por referência a quantias reclamadas no âmbito do Contrato de Arrendamento, nos termos do Anexo V à presente Transação, obrigando-se a praticar todos os atos e a assinar tudo quanto seja necessário para a concretização da referida restituição.	Subject to the final registration of the Property in the name of ANI PT, Atlantiprestígio hereby waives the right to receive any amount related to the Lease Agreement and the Property and further expressly authorizes Caixa Geral de Depósitos, S.A. to refund to MTEX the amount of € 17,100.00 (seventeen thousand one hundred euros), which is deposited in the bank account held with that banking institution under no. [***], as a security deposit, in reference to amounts claimed under the Lease Agreement, pursuant to Annex V to this Settlement, undertaking to perform all acts and to sign whatever is necessary for the completion of the aforementioned refund.

CLAÚSULA SEXTA	CLAUSE SIX

Apresentação dos termos de Transação nos	Submission of the Terms of the Settlement in

Processos Judiciais	the Legal Proceedings

1. Considerando que é necessário cancelar os registos de arresto sobre o Imóvel para que o registo de aquisição deste a favor da ANI PT seja convertido em definitivo, as Partes desde já dão instruções aos respetivos mandatários para, com a assinatura da presente Transação, da escritura de dação em pagamento e da respetiva apresentação a registo junto da Conservatória do Registo Predial, apresentarem nos Processos os requerimentos conjuntos que constituem os Anexos VI e VII, mais acordando, desde já, na suspensão dos Processos até que o referido registo seja convertido em definitivo.	1. Whereas it is necessary to cancel the liens on the Property so that the registration of its acquisition by ANI PT may become definitive, the Parties hereby instruct their respective representatives to, upon signing this Settlement, the deed of transfer in lieu of payment, and the filing thereof for registration with the Land Registry Office, file with the Proceedings the joint petitions constituting Annexes VI and VII, and further agree, as of now, to suspend the Proceedings until said registration becomes final.

2. Operada a transmissão e registo definitivo do Imóvel para a titularidade da ANI PT nos termos da escritura de dação em pagamento, as partes desde já dão instruções aos respetivos mandatários ali constituídos para, através de requerimento conjunto, apresentarem no Processo de Arbitragem e no Procedimento Cautelar de Arresto os requerimentos que constituem os Anexos I e II, respetivamente.	2. Once the transfer and definitive registration of the Property to ANI PT’s ownership have been completed pursuant to the deed of payment in lieu, the parties hereby instruct their respective representatives appointed therein to, through a joint application, submit in the Arbitration Proceeding and the Preventive Seizure Proceeding the applications constituting Annexes I and II, respectively.

3. Com a outorga simultânea da escritura da presente Transação e da escritura de dação em pagamento e com o respetivo registo definitivo do Imóvel a favor da ANI PT, qualquer uma das partes será livre de apresentar os requerimentos (Anexos I e II) nos Processos, os quais se consideram assinados diretamente pelas partes.	3. With the simultaneous execution of the deed for this Settlement and the deed of payment in lieu and with the property’s definitive registration in the name of ANI PT, either party shall be free to submit the applications (Annexes I and II) in the Legal Proceedings, which shall be deemed to have been signed directly by the parties.

CLAÚSULA SÉTIMA	CLAUSE SEVEN

Custos	Costs

1. Sem prejuízo do acordado quanto a custas nos Processos Arbitral e Judicial nos termos dos Anexos I e II, cada parte suportará os custos com advogados relativos à presente Transação. 2. Os custos com a dação em pagamento do Imóvel (incluindo, mas sem limitar, IMT e Imposto do Selo) são suportados pela ANI PT.	1. Without prejudice to the agreement regarding costs in the Arbitration and Judicial Proceedings pursuant to Annexes I and II, each party shall bear the legal fees related to this Settlement. 2. The costs associated with the transfer of the Property in lieu of payment (including, but not limited to, IMT and Stamp Duty) shall be borne by ANI PT.

CLAÚSULA OITAVA	CLAUSE EIGHT

Confidencialidade	Confidentiality

1. Sem prejuízo e com salvaguarda dos deveres legais de comunicação a que estão legalmente sujeitos e à divulgação que qualquer das partes considere razoavelmente necessária para garantir o pleno cumprimento dos mesmos, as partes obrigam-se a não divulgar a terceiros os termos, peças processuais e documentos do Processo Arbitral e do Procedimento Cautelar de Arresto.	1. Without prejudice to and subject to the legal disclosure obligations to which they are legally subject and the disclosure that either party reasonably determines is necessary to ensure full compliance therewith, the parties undertake to not to disclose to third parties any information regarding the terms, court filings and documents presented to the Arbitration Proceedings and to the Preventive Seizure Proceeding.

2. A fim de evitar dúvidas, as Partes reconhecem e aceitam que nada na presente cláusula impede as Partes de divulgar, descrever e arquivar esta Transação nos seus registos públicos junto das entidades oficiais, na medida em que considerem razoavelmente necessário para cumprir as leis e regulamentos aplicáveis, bem como as regras de qualquer bolsa de valores na qual os seus títulos sejam admitidos à negociação.	2. For avoidance of doubt the Parties recognize and accept that nothing in this clause prevents the Parties to disclose, describe and file this Settlement in its public filings with the official entities as it deems reasonably necessary to comply with laws and regulations applicable and the rules of any exchange on which its securities are admitted for trading.

3. Sem prejuízo do disposto nos números anteriores e do conteúdo obrigatório do 8-K Filing, as Partes acordam que a eventual press release sobre o acordo alcançado será feita nos termos do Anexo VIII à presente Transação.	3. Without prejudice to the provisions set forth in the preceding paragraphs and to the mandatory content of the 8-K Filing, the Parties agree that any press release regarding the agreement reached shall be made in accordance with Annex VIII to this Settlement.

CLAÚSULA NONA	CLAUSE NINE

Lei aplicável e foro competente	Governing Law and Jurisdiction

1. O presente Contrato rege-se pela Lei Portuguesa.	1. This Agreement is governed by Portuguese Law.

2. Para dirimir qualquer litígio, questão ou conflito emergente da presente Transação as Partes elegem como foro competente o Tribunal Judicial da Comarca do Porto.	2. To settle any dispute, issue, or conflict arising from this Settlement, the Parties elect the Judicial Court of the District of Porto as the competent court.

O presente Acordo é celebrado em 2 (dois) exemplares, um para a ANI PT, a ANI INC. e a MTEX e outro para a Atlantiprestígio, Effort e Elói Ferreira. Em caso de dúvida relativamente à interpretação de qualquer uma das cláusulas, prevalecerá a versão redigida em língua portuguesa.	This Agreement is executed in two (2) counterparts, one for ANI PT, ANI INC. and MTEX, and the other for Atlantiprestígio, Effort and Elói Ferreira. In the event of any doubt regarding the interpretation of any of the clauses, the version written in Portuguese shall prevail.

Juntam: Deliberações do Administrador Único da Atlantiprestígio, e dos Conselhos de Administração da MTEX e da ANI INC, deliberações das Assembleias Gerais /deliberações unânimes por escrito da Atlantiprestígio, da Effort, da ANI PT e da MTEX.	Attached: Resolutions of the Boards of Directors of Atlantiprestígio and MTEX and General Shareholders’ Meetings of Atlantiprestígio, Effort, ANI PT and MTEX.

/s/ Carlos Alexandre Moreira Nunes Matias

/s/ Thomas D. DeByle

ANEXO I	ANNEX I

Termo de Transação no Processo de Arbitragem	Settlement Agreement in the Arbitration Proceeding

INSTITUTO DE ARBITRAGEM	INSTITUTE OF COMMERCIAL

COMERCIAL	ARBITRATION

CENTRO DE ARBITRAGEM COMERCIAL	COMMERCIAL ARBITRATION CENTER

PROCESSO N.º 02/2025	CASE NO. 02/2025

EXMOS. SENHORES ÁRBITROS	HONORABLE ARBITRATORS

EFFORT PREMIER SOLUTIONS, LDA. e ELÓI SERAFIM ALVES FERREIRA, e ASTRONOVA INC e ASTRONOVA PORTUGAL UNIPESSOAL, LDA., respetivamente Demandantes e Demandadas no processo acima melhor identificados, vêm transigir nos seguintes termos:	EFFORT PREMIER SOLUTIONS, LDA. and ELÓI SERAFIM ALVES FERREIRA, and ASTRONOVA INC and ASTRONOVA PORTUGAL UNIPESSOAL, LDA., respectively Claimants and Defendants in the above-identified case, hereby agree, to settle on the following terms:

a) A Demandada ANI PT reduz o pedido para a quantia total de € 2.500.000,00 (dois milhões e quinhentos mil euros).	a) The Defendant ANI PT reduces its claim to a total amount of € 2,500,000.00 (two million five hundred thousand euros).

b) Os Demandantes Effort e Elói Ferreira confessam-se devedores da quantia indicada no número 1 supra.	b) The Claimants Effort and Elói Ferreira admit that they owe the amount indicated in paragraph 1 above.

c) Os Demandantes Effort e Elói Ferreira desistem integralmente de todos os pedidos deduzidos contra as Demandadas ANI PT e ANI INC.	c) The Claimants Effort and Elói Ferreira fully withdraw all claims brought against the Defendants ANI PT and ANI INC.

d)  O pagamento da referida quantia será realizado através da dação em pagamento, pela sociedade Atlantiprestígio, pessoa coletiva número 510.452.680, com sede na Avenida Júlio Graça, n.º 633, 1.º, 4480-672 Vila do Conde (“Atlantiprestígio”), à Demandada ANI PT, do prédio urbano denominado “Lote 17”, sito em Três Caminhos, Rua dos Três Caminhos, com a composição “Armazém destinado a atividade industrial”, descrito na Conservatória do Registo Predial de Vila Nova de Famalicão sob o n.º 1258 da freguesia de Esmeriz, inscrito na matriz predial da União de Freguesias de Esmeriz e Cabeçudos, concelho de Vila Nova de Famalicão, distrito de Braga sob o artigo 1409.º (“Imóvel”).

d)  The payment of the aforementioned amount will be made through payment in lieu, by the company Atlantiprestígio, legal entity number 510.452.680, with its registered office at Avenida Júlio Graça, no. 633, 1st floor, 4480-672 Vila do Conde (“Atlantiprestígio”), to the Defendant ANI PT, of the urban property known as “Lot 17,” located in Três Caminhos, Rua dos Três Caminhos, described as “Warehouse intended for industrial activity,” described in the Land Registry Office of Vila Nova de Famalicão under No. 1258 of the parish of Esmeriz, registered in the land registry of the Union of Parishes of Esmeriz and Cabeçudos, municipality of Vila Nova de Famalicão, district of Braga under Article 1409 (“Property”).

e)  Os Demandantes Effort e Elói Ferreira declaram nada ter a receber ou a reclamar, seja a que título for, das Demandadas ANI PT e ANI INC. e, bem assim, da MTEX NEW SOLUTION, S.A., pessoa coletiva número 510.151.957, com sede na Rua Academia FC Famalicão, n.º 272, 4760-482 Esmeriz (MTEX), com referência ao objeto do presente litígio.

e)  The Claimants Effort and Elói Ferreira declare that they have no claims or demands, of any kind, against the Defendants ANI PT and ANI INC. and, likewise, from MTEX NEW SOLUTION, S.A., corporate entity number 510.151.957, with its registered office at Rua Academia FC Famalicão, no. 272, 4760-482 Esmeriz (MTEX), with regard to the subject matter of this dispute.

f)   Para efeitos de clarificação do disposto no número anterior, as partes declaram e reconhecem expressamente que a quantia correspondente ao Holdback Amount (previsto nas cláusulas 2.5 e 2.6 do Share Purchase Agreement) não será paga pela Demandada ANI PT aos Demandantes Effort e Elói Ferreira, independentemente do desfecho dos litígios a que tal montante diz respeito.

f)   For the purposes of clarifying the provisions of the preceding paragraph, the parties expressly declare and acknowledge that the amount corresponding to the Holdback Amount (provided for in clauses 2.5 and 2.6 of the Share Purchase Agreement) shall not be paid by Defendant ANI PT to Claimants Effort and Elói Ferreira, regardless of the outcome of the disputes to which such amount relates.

g)  Sujeito ao recebimento do Imóvel nos termos acordados, as Demandadas ANI PT e a ANI INC. declaram nada mais ter a receber ou a reclamar, seja a que título for, dos Demandantes Effort e Elói Ferreira com referência ao objeto do presente litígio.

g)  Subject to the receipt of the Property under the agreed terms, the Defendants ANI PT and ANI INC. declare that they have no further claims or demands, of any kind, against the Claimants Effort and Elói Ferreira with respect to the subject matter of this dispute.

h)  Os encargos da arbitragem (onde se incluem, designadamente, os honorários dos Senhores Árbitros) serão suportados pelos Demandantes Effort e Elói Ferreira) até ao montante de € 75.000,00, acima da provisão já adiantada por cada uma das partes de € 58.533,05 (provisão global de € 117.066,10).

h)  The arbitration costs (which include, in particular, the arbitrators’ fees) shall be borne by the Claimants Effort and Elói Ferreira up to the amount of € 75,000.00, in addition to the advance already paid by each party of € 58,533.05 (total advance of € 117,066.10).

i)   Caso os encargos da Arbitragem excedam a quantia de € 192.066,10, (correspondente à soma da provisão constituída pelas partes com o montante da responsabilidade exclusiva dos Demandantes), esse remanescente será suportado pelos Demandantes e pelas Demandadas em partes iguais. Exemplificando, se os encargos globais forem fixados em € 200.000,00, serão divididos da seguinte forma:

i)   If the arbitration costs exceed the amount of € 192.066,10 (corresponding to the sum of the advance paid by the parties and the amount of the Claimants’ exclusive liability), such excess shall be borne by the Claimants and the Defendants in equal shares. For example, if the total costs are set at € 200,000.00, they will be divided as follows:

i. Responsabilidade dos Demandantes: € 137.500,00 (provisão de € 58.533,05 + € 75.000,00 + 50% de 7.933,90);	i. Plaintiffs’ Liability: € 137,500.00 (provision of € 58,533.05 + € 75,000.00 + 50% of 7,933.90);

ii. Responsabilidade das Demandadas: € 62.500,00 (provisão de € 58.533,05 + 50% de 7.933,90).	ii. Defendants’ Liability: € 62,500.00 (provision of € 58,533.05 + 50% of 7,933.90).

j) As partes renunciam expressamente ao recurso e ao pedido de invalidade da sentença arbitral que homologar a presente Transação, com exceção da decisão que vier a recair sobre as custas.	j) The parties expressly waive the right to appeal and to any request to invalidate the arbitral award confirming this Settlement, except for the decision regarding costs.

ANEXO II	ANNEX II

Requerimento no Procedimento Cautelar de Arresto	Application in the Preventive Seizure Proceeding

TRIBUNAL JUDICIAL DA COMARCA DE BRAGA	COURT OF THE DISTRICT OF BRAGA

JUÍZO CENTRAL CÍVEL DE GUIMARÃES – JUIZ 3	CENTRAL CIVIL COURT OF GUIMARÃES – JUDGE 3

PROCESSO N.º 335/26.2T8GMR	CASE NO. 335/26.2T8GMR

EXMA. SENHORA JUIZ DE DIREITO,	HONORABLE JUDGE,

ASTRONOVA PORTUGAL, UNIPESSOAL, LDA. e EFFORT PREMIER SOLUTIONS, LDA., ELÓI SERAFIM ALVES FERREIRA e ATLANTIPRESTÍGIO – IMOBILIÁRIA, LDA., Requerente e Requeridos, respetivamente, nos autos acima identificados, vêm, nos termos e ao abrigo do disposto no n.º 2 do artigo 283.º e no n.º 1 do artigo 290.º, todos do Código de Processo Civil (CPC), transigir nos seguintes termos:	ASTRONOVA PORTUGAL, UNIPESSOAL, LDA. and EFFORT PREMIER SOLUTIONS, LDA., ELÓI SERAFIM ALVES FERREIRA and ATLANTIPRESTÍGIO – IMOBILIÁRIA, LDA., Claimant and Defendants, respectively, in the above-identified case, hereby, pursuant to and under the provisions of Article 283(2) and Article 290(1) of the Code of Civil Procedure (CPC), settle as follows:

a) A Requerente desiste dos pedidos efetuados nos presentes autos.	a) The Claimant withdraws the claims made in the present case.

b) As custas do processo ficam integralmente a cargo da Requerente, incluindo os honorários e despesas do Senhor Agente de Execução.	b) The costs of the proceeding shall be borne in full by the Claimant, including the fees and expenses of the Enforcement Agent.

c) As partes prescindem reciprocamente de custas de parte.	c) The parties mutually waive reimbursement of legal costs.

d)  Nos termos do disposto no n.º 1 do artigo 632.º do CPC, as partes renunciam expressamente ao recurso da sentença que vier a homologar a presente Transação, com exceção da decisão que vier a recair sobre as custas.

d) Pursuant to the provisions of Article 632(1) of the CPC, the parties expressly waive the right to appeal the judgment that will ratify this Settlement, except for the decision regarding costs.

e) Face à presente Transação, requer—se a V. Exa. se digne ordenar o levantamento de todos os arrestos decretados nos autos.	e) In view of this Settlement, we respectfully request that you order the lifting of all attachments ordered in the case file.

Os Advogados	The Attorneys

ANEXO III	ANNEX III

Ordem e Extrato	Instruction and Statement

ANEXO IV	ANNEX IV

Ordem e Extrato	Instruction and Statement

ANEXO V	ANNEX V

Requerimento para levantamento de depósitos pelo senhorio	Application for Withdrawal of Deposits by the Landlord

ATLANTIPRESTÍGIO – IMOBILIÁRIA, S.A., pessoa coletiva número 510.452.680, com sede na Avenida Júlio Graça, n.º 633, 1.º, 4480-672 Vila do Conde (“Atlantiprestígio”), neste ato representada por Carlos Alexandre Moreira Nunes Matias, portador do Cartão de Cidadão n.º [***], válido até [***], emitido pela República Portuguesa, na qualidade de Procurador, com poderes para a prática do ato, proprietária do prédio urbano denominado “Lote 17”, sito em Três Caminhos, Rua dos Três Caminhos, com a composição “Armazém destinado a atividade industrial”, descrito na Conservatória do Registo Predial de Vila Nova de Famalicão sob o n.º 1258 da freguesia de Esmeriz, inscrito na matriz predial da União de Freguesias de Esmeriz e Cabeçudos, concelho de Vila Nova de Famalicão, distrito de Braga sob o artigo 1409.º, vem, na qualidade de Senhoria, autorizar o levantamento dos depósitos referentes àquele imóvel, no montante total de € 17.100,00 (dezassete mil e cem euros), constituídos a seu favor na conta n.º [***], da [***], pela MTEX NEW SOLUTION, S.A.,	ATLANTIPRESTÍGIO – IMOBILIÁRIA, S.A., corporate entity number 510.452.680, with registered office at Avenida Júlio Graça, No. 633, 1st Floor, 4480-672 Vila do Conde (“Atlantiprestígio”), hereby represented by Carlos Alexandre Moreira Nunes Matias, holder of Citizen Card No. [***], valid until [***], issued by the Portuguese Republic, in the capacity of attorney, with the authority to perform the act, owner of the urban property known as “Lot 17,” located in Três Caminhos, Rua dos Três Caminhos, classified as ““Warehouse intended for industrial activity”, described in the Land Registry Office of Vila Nova de Famalicão under No. 1258 of the parish of Esmeriz, registered in the land registry of the Union of Parishes of Esmeriz and Cabeçudos, municipality of Vila Nova de Famalicão, district of Braga under article 1409, hereby, in its capacity as Landlord, authorizes the withdrawal of the deposits pertaining to said property, in the total amount of €17,100.00 (seventeen thousand one hundred euros), deposited in his favour in account no. [***], at

pessoa coletiva número 510.151.957, com sede na Rua Academia FC Famalicão, n.º 272, 4760 482 Esmeriz (“MTEX”), solicitando que o referido montante seja entregue à MTEX, através de crédito na conta à ordem com o IBAN [***], titulada pela MTEX.	the [***], by MTEX NEW SOLUTION, S.A., legal entity number 510.151.957, with registered office at Rua Academia FC Famalicão, No. 272, 4760 482 Esmeriz (“MTEX”), requesting that the aforementioned amount be delivered to MTEX via credit to account with the IBAN [***], held by MTEX.

Declara, nos termos e para os efeitos do artigo 22.º, n.º 1 do Novo Regime do Arrendamento Urbano, aprovado pela Lei n.º 6/2006, de 27 de fevereiro, que não impugnou, nem pretende impugnar os referidos depósitos.	Declares, pursuant to and for the purposes of Article 22(1) of the New Urban Lease Regime, approved by Law No. 6/2006 of February 27, that it has not contested, nor does it intend to contest, the afore mentioned deposits.

Pede deferimento.	Requests approval.

Vila do Conde, 14 de maio de 2026	Vila do Conde, 14 May 2026

ATLANTIPRESTÍGIO – IMOBILIÁRIA,	ATLANTIPRESTÍGIO – IMOBILIÁRIA,

S.A.[1]	S.A.[2]

[1]	Assinatura reconhecida presencialmente por entidade competente nos termos notariais.
[2]	Signature authenticated in person by a competent authority in accordance with notarial procedures.

ANEXO VI	ANNEX VI

Requerimento Primeira Fase – Arresto	Application for the First Phase – Preventive

Seizure

TRIBUNAL JUDICIAL DA COMARCA DE BRAGA	COURT OF THE DISTRICT OF BRAGA

JUÍZO CENTRAL CÍVEL DE GUIMARÃES – JUIZ 3	CENTRAL CIVIL COURT OF GUIMARÃES – JUDGE 3

PROCESSO N.º 335/26.2T8GMR	CASE NO. 335/26.2T8GMR

EXMA. SENHORA JUIZ DE DIREITO,	HONORABLE JUDGE,

ASTRONOVA PORTUGAL, UNIPESSOAL, LDA. e EFFORT PREMIER SOLUTIONS, LDA., ELÓI SERAFIM ALVES FERREIRA e ATLANTIPRESTÍGIO – IMOBILIÁRIA, LDA., Requerente e Requeridos, respetivamente, nos autos acima identificados, vêm expor e requerer a V. Exa, o seguinte:	ASTRONOVA PORTUGAL, UNIPESSOAL, LDA. e EFFORT PREMIER SOLUTIONS, LDA., ELÓI SERAFIM ALVES FERREIRA e ATLANTIPRESTÍGIO – IMOBILIÁRIA, LDA., Claimant and Defendants, respectively, in the above-identified case, hereby, respectfully submit and request the following:

1. As Partes alcançaram um acordo para pôr termo ao presente processo (“Acordo”).	1. The Parties have reached an agreement to settle the present proceeding (the “Agreement”).

2. Para conclusão das formalidades associadas à concretização definitiva do Acordo, é necessário cancelar as inscrições que incidem sobre o seguinte bem arrestado nos autos de modo a permitir a conversão de um registo de aquisição sobre o mesmo imóvel:	2. In order to complete the formalities associated with the final implementation of the Agreement, it is necessary to cancel the registrations encumbering the following asset seized in this proceeding, in order to allow the conversion into a definitive registration of an acquisition registration over the same property:

- Prédio urbano denominado “Lote 17”, sito em Três Caminhos, Rua dos Três Caminhos, com a composição “Armazém destinado a atividade industrial”, descrito na Conservatória do Registo Predial de Vila Nova de Famalicão sob o n.º 1258 da freguesia de Esmeriz, inscrito na matriz predial da União de Freguesias de Esmeriz e Cabeçudos, concelho de Vila Nova de Famalicão, distrito de Braga sob o artigo 1409.º.	- Urban property known as “Lote 17”, located at Três Caminhos, Rua dos Três Caminhos, comprising a “Warehouse intended for industrial activity”, described at the Vila Nova de Famalicão Land Registry Office under no. 1258 of the parish of Esmeriz, registered in the property tax records of the Union of Parishes of Esmeriz and Cabeçudos, municipality of Vila Nova de Famalicão, district of Braga, under article 1409.

3. Nestes termos, a Requerente vem, desde já, desistir, única e exclusivamente, do arresto decretado quanto ao Imóvel identificado no ponto anterior, requerendo a V. Exa. se digne ordenar ao Senhor Agente de Execução que promova, com carácter de urgência, o cancelamento das inscrições de arresto que incidem sobre o referido Imóvel.	3. Accordingly, the Claimant hereby withdraws, solely and exclusively, the seizure order decreed in respect of the Property identified in the preceding paragraph, and requests that Your Excellency order the Enforcement Agent, as a matter of urgency, to proceed with the cancellation of the seizure registrations encumbering the afore mentioned Property.

4. Nos termos e ao abrigo do disposto na alínea c) do artigo 269.º e no n.º 4 do artigo 272.º, ambos do Código de Processo Civil, mais requerem a V. Exa. se digne determinar a suspensão da instância até à conclusão das formalidades necessárias à concretização definitiva do Acordo (o que ocorrerá logo que o referido registo seja convertido em definitivo), comprometendo-se a informar o Tribunal e a requerer a extinção global do processo assim que essa circunstância ocorrer.	4. Pursuant to and for the purposes of paragraph (c) of article 269 and paragraph 4 of article 272, both of the Portuguese Code of Civil Procedure, the Parties further request that Your Excellency order the stay of the proceedings until the completion of the formalities necessary for the final implementation of the Agreement (which shall occur once the aforementioned registration is converted into a definitive registration), undertaking to inform the Court and request the full termination of the proceeding as soon as such circumstance occurs.

Os Advogados	The Attorneys

ANEXO VII	ANNEX VII

Requerimento Primeira Fase – Arbitragem	Application for the First Phase – Arbitration

INSTITUTO DE ARBITRAGEM	INSTITUTE OF COMMERCIAL

COMERCIAL	ARBITRATION

CENTRO DE ARBITRAGEM COMERCIAL	COMMERCIAL ARBITRATION CENTER

PROCESSO N.º 02/2025	CASE NO. 02/2025

EXMOS. SENHORES ÁRBITROS,	HONORABLE ARBITRATORS,

EFFORT PREMIER SOLUTIONS, LDA. e ELÓI SERAFIM ALVES FERREIRA, e ASTRONOVA PORTUGAL, UNIPESSOAL, LDA. e ASTRONOVA, INC., Demandantes e Demandadas, respetivamente, nos autos acima identificados, vêm expor e requerer a V. Exas. o seguinte:

1. As Partes alcançaram um acordo para pôr termo ao presente processo (“Acordo”).

2. Porém, para concluir as formalidades associadas à concretização definitiva do Acordo, é necessário cancelar as inscrições de arresto que incidem sobre um imóvel, de modo a permitir a conversão, em definitivo, de um registo de aquisição sobre o mesmo.

EFFORT PREMIER SOLUTIONS, LDA. and ELÓI SERAFIM ALVES FERREIRA, and ASTRONOVA INC and ASTRONOVA PORTUGAL UNIPESSOAL, LDA., respectively Claimants and Defendants in the above-identified case, hereby request the following:

1. The Parties have reached an agreement to settle the present proceeding (the “Agreement”).

2. However, in order to complete the formalities associated with the final implementation of the Agreement, it is necessary to cancel the seizure registrations encumbering a property, so as to allow the conversion into a definitive registration of an acquisition registration over the same property.

3. Assim, requerem a V. Exas. se dignem determinar a suspensão da instância até à conclusão das formalidades necessárias à concretização definitiva do Acordo (o que ocorrerá logo que o referido registo seja convertido em definitivo), comprometendo-se a informar o Tribunal assim que essa circunstância ocorrer e a requerer, nesse momento, a homologação do referido Acordo.	3. Accordingly, the Parties respectfully request that Your Excellencies order the stay of the proceedings until the completion of the formalities necessary for the final implementation of the Agreement (which shall occur once the aforementioned registration is converted into a definitive registration), undertaking to inform the Court as soon as such circumstance occurs and, at that time, to request the approval of the said Agreement.

Os Advogados	The Attorneys

ANNEX VIII

Press Release

On May 14, 2026, Effort Premier Solutions Lda., Elói Ferreira, Atlantiprestígio, AstroNova Portugal, Unipessoal, Lda. and AstroNova Inc. entered into a comprehensive settlement agreement to terminate the arbitration and related proceedings between all parties, and to mutually discharge all liabilities arising from the Share Purchase Agreement (SPA), the Transitional Management Agreement (TMA), and the related Lease Agreement, pursuant to which AstroNova Portugal, Unipessoal, Lda. purchased MTEX New Solution, S.A. from Effort Premium Solutions, Lda..